Supplement dated September 28, 2016
to the Prospectus and Summary Prospectus of the following fund:
Fund	Prospectus and Summary Prospectus Dated
Columbia Funds Series Trust I
Columbia Tax-Exempt Fund	12/1/2015
Effective October 1, 2016, the list of portfolio managers under the caption “Fund Management” in the "Summary of the Fund" section of the Prospectus is hereby superseded and replaced with the following:

Portfolio Manager	Title	Role with Fund	Managed Fund Since
Kimberly Campbell	Senior Portfolio Manager	Co-manager	2002
James Dearborn	Senior Portfolio Manager and Head of Municipal Bonds Investments	Co-manager	October 2016
The rest of the section remains the same.
Effective October 1, 2016, the information under the caption “Portfolio Managers” in the “More Information About the Fund — Primary Service Providers” section of the Prospectus is hereby superseded and replaced with the following:
Portfolio Managers
Information about the portfolio managers primarily responsible for overseeing the Fund’s investments is shown below. The SAI provides additional information about the portfolio managers, including information relating to compensation, other accounts managed by the portfolio managers, and ownership by the portfolio managers of Fund shares.

Portfolio Manager	Title	Role with Fund	Managed Fund Since
Kimberly Campbell	Senior Portfolio Manager	Co-manager	2002
James Dearborn	Senior Portfolio Manager and Head of Municipal Bonds Investments	Co-manager	October 2016
Ms. Campbell joined one of the Columbia Management legacy firms or acquired business lines in 1995. Ms. Campbell began her investment career in 1980 and earned a B.A. from Smith College.
Mr. Dearborn joined one of the Columbia Management legacy firms or acquired business lines in 1996. Mr. Dearborn began his investment career in 1986 and earned a B.A. from Wesleyan University and an M.A. from the Maxwell School of Citizenship and Public Affairs at Syracuse University.
The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.
SUP233_07_001_(09/16)